EXHIBIT 10.10
NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.
NOTICE: THIS INSTRUMENT SECURES, INTER ALIA, OBLIGATIONS WHICH PROVIDE FOR A VARIABLE RATE OF INTEREST AND OBLIGATORY FUTURE CREDIT ADVANCES. ALL SUCH OBLIGATORY FUTURE CREDIT ADVANCES SHALL HAVE THE SAME LIEN PRIORITY AS IF MADE ON THE DATE HEREOF. [SEE THE FOLLOWING DEED OF TRUST FOR PARTICULARS.]
THIS DEED OF TRUST SHALL BE EFFECTIVE AS AND SHALL CONSTITUTE A FIXTURE FILING FROM THE DATE OF ITS FILING FOR RECORD IN THE REAL PROPERTY RECORDS OF THE COUNTY IN WHICH THE LAND (AS DEFINED HEREIN) IS LOCATED.
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DEED OF TRUST,
SECURITY AGREEMENT AND FIXTURE FILING
     THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (hereinafter referred to as this “Deed of Trust”) is made and entered into as of the ___day of                     , 20___, by [NAME OF GRANTOR] a                      (“Grantor”), Grantor having as a business address                                         , Attn:                      [title], to                                         , whose address is                                          ,                     , Texas ___, as Trustee (including any successors or substitutes appointed as herein provided from time to time, hereinafter referred to as “Trustee”) for the benefit of WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as “Wachovia”), having as a business address at 171 17TH Street, N.W., GA 4506, Atlanta, Georgia 30363, Attn: Cathy Casey, as Agent for itself and the other lenders from time to time party to the Credit Agreement (as hereinafter defined) (Wachovia, in its capacity as Agent, hereinafter referred to as the “Lender”).
W I T N E S S E T H:
     WHEREAS, NNN Apartment REIT Holdings, L.P., a Virginia limited partnership (“Borrower”), Lender and certain other financial institutions parties thereto from time to time (the Lender, together with such other financial institutions, the “Banks”) are party to a Credit Agreement, dated as of                     , 2006 (hereinafter together with any and all renewals, modifications, consolidations and extensions thereof, referred to as the “Credit Agreement”; terms used but not defined herein shall have the meanings contained in the Credit Agreement), pursuant to which the Banks have made a loan to Borrower up to the original principal amount of TWO HUNDRED MILLION AND NO/100 DOLLARS ($200,000,000.00) (the “Loan”); and

     WHEREAS, it is a condition precedent to the Banks’ obligations under the Credit Agreement that Grantor execute and deliver this Deed of Trust;
     NOW, THEREFORE, FOR AND IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATIONS, the receipt and sufficiency whereof are hereby acknowledged by Grantor, and in order to secure the Secured Obligations (as hereinafter defined), Grantor, with general warranty, does hereby grant, bargain, sell, convey, transfer, assign, pledge, set over, confirm and deliver in trust unto Trustee, and his substitutes, successors and assigns, with power of sale, all of Grantor’s estate, right, title and interest in, to and under all and singular, the following described property (hereinafter collectively referred to as the “Property”):
          (a) All that certain tract or parcel of land located in the County of Bexar, State of Texas, more particularly described in Exhibit A attached hereto and by this reference made a part hereof, together with all right, title and interest of Grantor, including any after-acquired title or reversion, in and to the rights-of-ways, streets and alleys adjacent thereto, and all easements, rights-of-way, licenses, operating agreements, strips and gores of land, vaults, streets, ways, alleys, passages, sewers, sewer rights, waters, water courses, water rights and powers, oil, gas and other minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on the land or under or above same, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating to or appertaining to said tract or parcel of land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor and the reversion and reversions, remainder and remainders, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Grantor of, in and to the same (hereinafter referred to as the “Land”); and
          (b) All buildings, structures, parking areas, landscaping, and other improvements of every nature now or hereafter situated, erected or placed on the Land (hereinafter referred to as the “Improvements”), and all materials intended for construction, reconstruction, alteration and repairs of the Improvements now or hereafter erected, all of which materials shall be deemed to be included within the Improvements immediately upon the delivery thereof to the Land; and
          (c) All fixtures, machinery, equipment, furniture, inventory, building supplies, appliances and other articles of personal property (hereinafter collectively referred to as the “Personal Property”), including, but not limited to, all engines, radiators, heaters, furnaces, boilers, stokers, pumps, tanks, dynamos, motors, generators, switchboards, electrical equipment, heating, plumbing, lifting and ventilating apparatus, air-cooling and air-conditioning apparatus, gas and electric fixtures, elevators and motors, escalators, ranges, ovens, bathtubs, sinks, commodes, basins, pipes, faucets and other plumbing, mirrors, refrigerating plant, refrigerators, iceboxes, dishwashers, carpeting, floor coverings, furniture, light fixtures, signs, lawn equipment, water heaters, cooking apparatus and appurtenances, fittings, machinery, furniture, furnishings, and all other equipment of every kind and description, used or procured for use in the operation of any building, structure or other improvement now or hereafter standing on the Property, and all other fixtures and equipment now or hereafter owned by Grantor and located in, on or about, or used or intended to be used with or in connection with the use, operation, or enjoyment of the Land or the Improvements, whether installed in such a way as to become a part thereof or not, including all extensions, additions, improvements, betterments, renewals and replacements of any of the foregoing and all the right, title and interest of Grantor in and to any of the foregoing now owned or hereafter acquired by Grantor, all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Improvements as between the parties hereto and all persons claiming by, through or under them; and
          (d) All right, title and interest of Grantor in and to all policies of insurance, causes of action, licenses, franchises, permits, service contracts, maintenance contracts, property management agreements, equipment leases, trade names, trademarks, service marks, logos, goodwill, accounts, chattel paper and general intangibles as defined in the Uniform Commercial Code as enacted in the State of Texas which in any way now or hereafter belong, relate or appertain to the Land, the Improvements or the Personal Property or any part thereof now owned or hereafter acquired by Grantor, including, without limitation, all property management agreements, franchise agreements, so called “patronage” agreements, agreements relating to the collection of receivables or use of customer lists, all bookings and reservations for space or facilities within the Property or other information, sales contracts, purchase options, option agreements, rights of first refusal, contract deposits, earnest money deposits, prepaid items and payments due and to become due thereunder, condemnation payments, insurance proceeds and escrow funds (hereinafter referred to as the “Intangible Property”); and
          (e) All present and future leases, tenancies, occupancies and licenses, whether written or oral (“Leases”), of the Land, the Improvements, the Personal Property and the Intangible Property, or any combination or part thereof, and all income, rents, issues, royalties, profits, revenues, security deposits, and other benefits of the Land, the Improvements, the Personal Property and the Intangible Property, from time to time accruing, all payments under Leases, and all payments on account of oil and gas and other mineral Leases, working interests, production payments, royalties, overriding royalties, rents, delay rents, operating interests, participating interests and other such entitlements, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Grantor of, in and to the same (hereinafter collectively referred to as the “Revenues”);
          (f) All the right, title and interest of Grantor in and to all construction contracts, subcontracts, architectural agreements, labor, deposits, bonds, assurances, material and payment bonds, guaranties and warranties, and plans and specifications relating to the construction of the Improvements on the Land, whether now or hereafter existing, including, without limitation (i) any architectural or engineering agreement entered into with respect to the design of said Improvements and other architectural or engineering services, (ii) the plans and specifications for the construction of said Improvements prepared by the architect, and (iii) any contractor’s agreement entered into with respect to the construction of the Improvements on the Land (hereinafter collectively referred to as the “Contracts”);
          (g) All present and future funds, deposit accounts, accounts, instruments, accounts receivable, documents, causes of action, claims, general intangibles (including without limitation, payment intangibles, all names by which the Land or the Improvements may be operated or known, all rights to carry on business under such names, all telephone numbers or listings), all rights, interest and privileges which Grantor has or may have as developer or declarant under any easements, covenants, restrictions or declarations now or hereafter relating to the Land or the Improvements, all goods (including, without limitation, inventory, property, possession, equipment, fixtures and accessions), investment property, letter-of-credit rights, letters of credit, commercial tort claims, money, supporting obligations, as-extracted collateral, timber to be cut, and all notes or chattel paper (whether tangible or electronic) now or hereafter arising from or by virtue of any transactions related to the Land or the Improvements and all customer lists, other lists, and business information relating in any way to the Land, the Improvements or the use thereof, whether now owned or hereafter acquired;
          (h) All proceeds, products, substitutions and accessions of the foregoing of every type.
     TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behalf of Trustee and the substitutes, successors and assigns of Trustee forever. Grantor covenants and represents that Grantor is lawfully seized and possessed of the Property and has good right to convey and pledge the same, and that the same is unencumbered except for those matters (hereinafter referred to as the “Permitted Encumbrances”) expressly set forth in Exhibit B attached hereto and by this reference made a part hereof. Except for the Permitted Encumbrances, Grantor does warrant and will forever defend the title to the Property unto Trustee, his successors or substitutes in trust and his or their assigns, against the claims of all persons whomsoever.
     This Deed of Trust is given to secure the payment and performance of the following described indebtednesses and obligations (hereinafter collectively referred to as the “Secured Obligations”):
          (a) The debt evidenced by (i) those certain Revolving Notes made by Borrower in the aggregate principal amount of Two Hundred Million and No/100 Dollars ($200,000,000.00) and that certain Swingline Note made by Borrower to the order of Wachovia in the principal face amount of Ten Million and No/100 Dollars ($10,000,000.00), each of which has been issued pursuant to the Credit Agreement and each of which is due and payable in full on or before                      2009, unless extended as provided in the Credit Agreement; and (ii) each other note as may be issued under the Credit Agreement, each as originally executed, or if varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated from time to time as so varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated (collectively, the “Note”); provided, however, in no event shall the maximum aggregate principal amount of indebtedness under the Note exceed Two Hundred Million and No/100 Dollars ($200,000,000.00);
          (b) The payment, performance and discharge of each and every obligation, covenant and agreement of Grantor contained herein or of Grantor and the other Guarantors in the Guaranty, of Borrower contained in the Credit Agreement, and of Grantor and Borrower in the other Loan Documents including, without limitation, the obligation of Borrower to reimburse Issuing Bank for any draws under the Letters of Credit, and in the other Loan Documents;
          (c) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations contained in the Credit Agreement;

          (d) The full and prompt payment and performance of all of the provisions, agreements, covenants and obligations of Borrower herein contained and contained in any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note (the Note, this Deed of Trust, the Credit Agreement and such other agreements, documents and instruments, together with any and all renewals, amendments, extensions and modifications thereof, are hereinafter collectively referred to as the “Loan Documents”), and the payment of all other sums therein covenanted to be paid;
          (e) Any and all additional advances made by Lender to protect or preserve the Property or the lien and security interest created hereby on the Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Grantor’s obligations hereunder or under the other Loan Documents or Borrower’s obligations under the Credit Agreement or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Grantor remains the owner of the Property at the time of such advances); and
          (f) Any and all future advances under any of the Loan Documents, whether such advances are obligatory or are to be made at the option of Lender or otherwise, as are made within twenty (20) years from the date of this Deed of Trust, to the same extent as if such future advances were made on the date of the execution of this Deed of Trust.
     PROVIDED, ALWAYS, and it is the true intent and meaning of the parties to these presents, that when Borrower and Grantor, their respective successors or assigns, shall pay or cause to be paid to Lender, its successors or assigns, the Secured Obligations according to the conditions and agreements of the Note and of this Deed of Trust, and shall perform all of the obligations according to the true intent and meaning of the Note and of this Deed of Trust and the conditions thereunder and hereunder, then this conveyance of the Property shall become of no further force and effect, and the lien and security interest hereof shall be released of record at Grantor’s request and at Grantor’s cost and expense.
     Grantor hereby further covenants and agrees with Lender as follows:
     1. Payment and Performance of Secured Obligations. Grantor shall promptly pay or cause to be paid the Secured Obligations when due, and fully and promptly perform or cause to be performed all of the provisions, agreements, covenants and obligations of the Secured Obligations.
     2. Funds for Impositions. After the occurrence and during the continuance of an Event of Default, Grantor shall pay to Lender, subject to Lender’s option under Paragraph 3 hereof, on the days that monthly installments of interest are payable under the Note, until the Note is paid in full, a sum (hereinafter referred to as the “Funds”) reasonably estimated by Agent to provide an amount necessary for payment of the following items in full thirty (30) days prior to when such items become due (hereinafter collectively referred to as the “Impositions”): (a) the yearly real estate taxes, ad valorem taxes, personal property taxes, assessments and betterments, and (b) the yearly premium installments for the insurance covering the Property and required by Lender pursuant to Paragraph 4 hereof. The Impositions shall be reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and estimates thereof. The

Funds shall be held by Lender in a separate account free of any liens or claims on the part of creditors of Grantor and as part of the security for the Secured Obligations. Grantor shall pay all Impositions prior to delinquency as required by Paragraph 3 hereof. Provided no Event of Default has occurred and is continuing, within ten (10) days after Grantor furnishes Lender with reasonably satisfactory evidence that Grantor has paid one or more of the items comprising the Impositions, Lender shall reimburse Grantor therefor to the extent of the Funds (plus accrued interest) then held by Lender. Alternatively, Lender shall apply the Funds to pay the Impositions with respect to which the Funds were paid to the extent of the Funds then held by Lender and provided Grantor has delivered to Lender the assessments or bills therefor. Grantor shall be permitted to pay any Imposition early in order to take advantage of any available discounts. Lender shall make no charge for so holding and applying the Funds or for verifying and compiling said assessments and bills. The Funds are pledged as additional security for the Secured Obligations, and may be applied, at Lender’s option and without notice to Grantor, to the payment of the Secured Obligations upon the occurrence of any Event of Default and acceleration of the Note hereunder. If at any time the amount of the Funds held by Lender shall be less than the amount reasonably deemed necessary by Lender to pay Impositions as such become due, Grantor shall pay to Lender any amount necessary to make up the deficiency within fifteen (15) Business Days after notice from Lender to Grantor requesting payment thereof. Upon payment in full of the Secured Obligations, Lender shall promptly refund to Grantor any Funds held by Lender.
     3. Impositions, Liens and Charges. Grantor shall pay all Impositions and other charges, if any, attributable to the Property prior to delinquency, and at Lender’s option, shall pay in the manner provided under Paragraph 2 hereof. Grantor shall furnish to Lender all bills and notices of amounts due under this Paragraph 3 as soon as received, and in the event Grantor shall make payment directly, Grantor shall, as and when available, furnish to Lender receipts evidencing such payments prior to the dates on which such payments are delinquent, subject to Grantor’s right to contest taxes, assessments and other governmental charges as provided in the Credit Agreement. Grantor shall promptly discharge (by bonding, payment or otherwise) any lien filed against the Property or Grantor (including federal tax liens) and will keep and maintain the Property free from the claims of all persons supplying labor or materials to the Property, subject to Grantor’s right to contest the same as provided in the Credit Agreement. Grantor shall not claim or be entitled to any credit against the taxable value of the Property by reason of this Deed of Trust, or any deduction in or credit on the Secured Obligations by reason of Impositions paid.
     4. Property and Other Insurance. Grantor shall, at its expense, procure and maintain or caused to be procured or maintained, for the benefit of Grantor and Lender, insurance policies issued by such insurance companies, in such amounts, in such form and substance, and with such coverages, endorsements, deductibles, and expiration dates, providing the types of insurance set forth in the Credit Agreement, as may be required by the Credit Agreement.
     5. Preservation and Maintenance. Grantor (a) shall not permit or commit waste, impairment, or deterioration of the Property or abandon or discontinue operations on the Property, (b) shall restore or repair promptly (following adjustment of any claims for an insured casualty loss, if applicable) and in a good and workmanlike manner all or any part of the Property in the event of any damage, injury or loss thereto, to the substantial equivalent of its condition prior to such damage, injury or loss, or such other condition as Lender may approve in writing, provided that Lender shall release net insurance proceeds, to the extent actually received by Lender, to Grantor (provided, however, the insufficiency of such proceeds shall not relieve Grantor of its obligations to restore hereunder), (c) shall keep the Property, including the Improvements and the Personal Property, in first class order, repair and tenantable condition and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in first class order, repair, and tenantable condition, (d) subject to Grantor’s right to contest the same as provided in this Deed of Trust, shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, and (e) shall keep all franchises, trademarks, trade names, service marks and licenses and permits necessary for the use and occupancy of the Property in good standing and in full force and effect. Grantor covenants and agrees to give Lender prompt notice of any non-compliance with such laws, ordinances, regulations or requirements and of any notice of non-compliance therewith which it receives or any threatened or pending proceedings in respect thereto or with respect to the Property (including, without limitation, changes in zoning). Notwithstanding the provisions of this Paragraph 5, Grantor at its own expense after written notice to Lender may contest the applicability or enforcement of such laws, ordinances, regulations or requirements by an appropriate proceeding conducted in good faith and with due diligence, provided that such non-compliance will not result in any lien, charge, fine or other liability against the Property or Grantor and such non-compliance will not place the Property or any part thereof in any danger of being forfeited, lost or closed. Neither Grantor nor any tenant or other person shall remove, demolish or alter any Improvements now existing or hereafter erected on the Property or any Personal Property in or on the Property except when incident to the replacement of Personal Property with items of like kind and value or customary tenant improvements pursuant to Leases approved or deemed approved pursuant to the Credit Agreement.
     6. Transfers. Except as may be expressly provided in the Credit Agreement, (a) if Grantor shall, directly, indirectly or by operation of law, without the prior written consent of Lender in each instance, (i) sell, convey, assign, transfer, lease, option, mortgage, pledge, hypothecate or dispose of the Property, or any part thereof or interest therein, except as expressly permitted by the terms of this Deed of Trust or the Credit Agreement, or (ii) create or suffer to be created or to exist any lien, encumbrance, security interest, mortgage, pledge, restriction, attachment or other charge of any kind upon the Property, or any part thereof or interest therein, except for Permitted Encumbrances (subject to Grantor’s right to contest certain liens to the extent provided in the Credit Agreement), or (b) if there shall occur, directly, indirectly or by operation of law, without the prior written consent of Lender in each instance, any sale, assignment, transfer, conveyance, disposition, option, mortgage, hypothecation, pledge or other encumbrance of any direct or indirect interest in Grantor, then, in either (a) or (b), an Event of Default shall exist under this Deed of Trust.
     7. Hazardous Materials.
          (a) Environmental Indemnity. Grantor covenants and agrees, at its sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts acceptable to Lender) and hold each Lender, each of the Banks and each of their respective parents, subsidiaries, affiliates, shareholders, directors, officers, employees and agents, and the successors and assigns of any of them (collectively, the “Indemnified Parties”

and individually an “Indemnified Party”) harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys’, consultants’ and experts’ fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property and arising directly or indirectly from or out of: (A) the Release or threatened Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or migrating from the Property to any surrounding areas, regardless of whether or not caused by or within the control of Grantor or any other Obligor; (B) the existence of any Mold Condition on, in, under or affecting all or any portion of the Property, regardless of whether or not caused by or within the control of Grantor or any other Obligor; (C) the violation by Grantor of any Environmental Laws relating to or affecting the Property of Grantor, whether or not caused by or within the control of Grantor or any other Obligor; (D) the failure of Grantor to comply fully with the terms and conditions of this Paragraph 7 or Sections 6.1(p) and 7.9 of the Credit Agreement; (E) the violation of any Environmental Laws which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; (F) the breach of any representation or warranty contained in Section 6.1(p) of the Credit Agreement; or (G) the enforcement of this Paragraph 7, including, without limitation, (i) the reasonable costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas to which Hazardous Materials have migrated from the Property, (ii) the costs of assessment, containment, abatement, remediation and/or removal of any Mold Condition from all or any portion of the Property so that such Mold Condition no longer exists, (iii) the reasonable costs of any actions taken in response to a Release or threatened Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas to which Hazardous Materials have migrated from the Property to prevent or minimize such Release or threatened Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, (iv) the costs of any actions taken in response to any Mold Condition on, in, under or affecting all or any portion of the Property to prevent or minimize such Mold Condition so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (v) reasonable costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas to which Hazardous Materials have migrated from the Property; provided, however, nothing contained in this Paragraph 7 shall require Grantor to indemnify any Indemnified Party from any matter, cost or expense to the extent such matter, cost or expense arises or results solely from such Indemnified Party’s own gross negligence or willful misconduct. GRANTOR AGREES THAT THE INDEMNIFICATION OF ANY INDEMNIFIED PARTY BY GRANTOR SET FORTH IN THIS PARAGRAPH 7 INCLUDES INDEMNIFICATION IN THE EVENT OF ORDINARY NEGLIGENCE OR STRICT LIABILITY ON THE PART OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY BUT DOES NOT INCLUDE INDEMNIFICATION OF SUCH INDEMNIFIED PARTY FOR SUCH INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Grantor’s obligations hereunder are separate and distinct from Grantor’s obligations under the other Loan Documents, and Lender’s and the other Indemnified Parties’ rights under this

Agreement shall be in addition to all rights of Lender under the Note, the Credit Agreement, the Guaranty and under any other documents or instruments evidencing, securing or relating to the Secured Obligations, and payments by Grantor under this Paragraph 7 shall not reduce Grantor’s obligations and liabilities, if any, under any of the other Loan Documents. Nothing herein shall require Grantor to indemnify any Indemnified Party from any matter, cost or expense relating to a Release or Threat of Release of Hazardous Substances or violation of any Environmental Law caused by an Indemnified Party or first occurring after the Lender or its nominee acquires title to the applicable Property by the exercise of its foreclosure remedies or by deed in lieu of foreclosure or after repayment of the Loan (unless all or any portion of the Loan is reinstated because such repayment is rescinded or otherwise required to be returned).
          (b) Survival, Assignability and Transferability.
               (i) Except as expressly provided in Paragraph 7(a) above, the indemnity set forth above in subparagraph (a) of this Paragraph 7 and any representations or warranties set forth in Section 6.1(p) of the Credit Agreement and incorporated herein by reference shall survive the payment and performance of the Secured Obligations and any exercise by Lender of any remedies under this Deed of Trust, including without limitation, the power of sale, or any other remedy in the nature of foreclosure, and shall not merge with any deed given by Grantor to Lender in lieu of foreclosure or any deed under a power of sale.
               (ii) It is agreed and intended by Grantor and Lender that the indemnity set forth above in subparagraph (a) of this Paragraph 7 and any representations or warranties set forth in Section 6.1(p) of the Credit Agreement and incorporated herein by reference may be assigned or otherwise transferred by Lender to its successors and assigns in connection with an assignment of this Deed of Trust and to any subsequent purchasers of all or any portion of the Property by, through or under Lender, without notice to Grantor and without any further consent of Grantor. To the extent consent to any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Grantor in order to maximize the extent and effect of the warranties, representations and indemnity given hereby.
     8. Protection of Lender’s Security. If Grantor fails to perform the covenants and agreements contained in this Deed of Trust or (to the extent applicable to Grantor) the Credit Agreement, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement or arrangements or proceedings involving a bankrupt or decedent, then Lender at Lender’s option, but without any duty or obligation of any sort to do so and without in any way waiving or relieving any Default or Event of Default, may make such appearances, disburse such sums and take such action as Lender reasonably deems necessary to protect Lender’s interest or cure such Default or Event of Default, including, but not limited to, disbursement of reasonable attorneys’ fees, payment, contest or compromise of any lien or security interest which is prior to the lien or security interest of this Deed of Trust, payment of insurance premiums, taxes, charges and assessments and entry upon the Property to make repairs. Any reasonable amounts disbursed by Lender pursuant to this Paragraph 8, with interest thereon, shall become a portion of the Secured Obligations. Unless Grantor and Lender agree to other terms of payment, such amounts shall be payable upon notice from Lender to Grantor requesting payment thereof and shall bear interest from the date of disbursement at the Post-

Default Rate stated in the Credit Agreement unless collection from Grantor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law. Grantor shall have the right to prepay such amounts in whole or in part at any time. Nothing contained in this Paragraph 8 shall require Lender to incur any expense or do any act.
     9. Inspection. Lender may, at Grantor’s expense, during normal business hours make or cause to be made reasonable entries upon and inspections of the Property as permitted in the Credit Agreement, or at any other time when necessary or appropriate, in the sole reasonable discretion of Lender, to protect or preserve the Property.
     10. Grantor and Security Title Not Released. From time to time, without affecting any obligation of Grantor or Grantor’s successors or assigns to pay the Secured Obligations and to observe the covenants of Grantor contained in this Deed of Trust and the other Loan Documents, and without affecting the guaranty of any person, corporation, partnership or other entity for payment or performance of the Secured Obligations, and without affecting the lien or security interest or priority of lien or security interest of this Deed of Trust on the Property, Lender may, at Lender’s option, without giving notice to or obtaining the consent of Grantor or Grantor’s successors or assigns or of any guarantor, and without liability on Lender’s part, grant extensions or postponements of the time for payment of the Secured Obligations or any part thereof, release anyone liable on any of the Secured Obligations, accept a renewal note or notes therefor, release from this Deed of Trust any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plat or subdivision of the Property, consent to the granting of any easement, join in any extension or subordination agreement and agree in writing with Borrower to modify the rate of interest or terms and time of payment or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Grantor shall pay Lender a reasonable service charge, together with such title insurance premiums and reasonable attorneys’ fees as may be incurred, at Lender’s option, for any such action if taken at Grantor’s request.
     11. Forbearance Not Waiver. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy hereunder. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender’s right to accelerate the maturity of the Secured Obligations. Lender’s receipt of any awards, proceeds or damages under Paragraphs 4 and 9 hereof shall not operate to cure or waive any default in payment of the Secured Obligations by any Obligor.
     12. Estoppel Certificates. Grantor shall within ten (10) Business Days of a written request from Lender, but no more often than quarterly, furnish Lender with a written statement, duly acknowledged, setting forth the amount of the Secured Obligations and any right of set-off, counterclaim or other defense which may exist or be claimed by Grantor against the Secured Obligations and the obligations of Grantor under this Deed of Trust.
     13. Security Agreement.

          (a) Insofar as any item of property included in the Property which is or might be deemed to be “personal property” is concerned, this Deed of Trust is hereby made and declared to be, among other things, a security agreement, granting a security interest to Lender in and to each and every item of such property included in the Property (hereinafter collectively referred to as the “Collateral”), in compliance with the provisions of the Uniform Commercial Code as enacted in the State of Texas. A financing statement or statements (whether or not reciting this Deed of Trust to be a security agreement), covering all of the Collateral, shall be authorized by Grantor and appropriately filed. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Lender’s sole election. Upon the occurrence and continuance of an Event of Default, Lender may require Grantor, at its expense, to assemble all personal property which is a part of the Property, and with respect to which such request or demand is made, and make the same available to Lender at a convenient place upon the Land (or within Improvements upon the Land, as may be appropriate for the protection of such personal property) acceptable to Lender. Any notice of sale, disposition or other action by Lender with respect to personal property which is a part of the Property sent to Grantor in accordance with the provisions hereof relating to communications at least ten (10) days prior to such action shall constitute adequate and reasonable notice to Grantor of such action. Grantor and Lender agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this declaration and hereby stated intention of Grantor and Lender that everything used in connection with the production of income from the Property and/or adapted for use therein and/or which is described or reflected in this Deed of Trust, is, and at all times and for all purposes and in all proceedings, both legal or equitable, shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the Land or the Improvements, (ii) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or (iii) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to the proceeds of any hazard insurance policy, or any award in eminent domain proceedings for a taking or for loss of value, or Grantor’s interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Property, whether pursuant to lease or otherwise, shall never be construed as in any way altering any of the rights of Lender as determined by this instrument or impugning the priority of Lender’s lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of Lender in the event any court shall at any time hold, with respect to any such matter, that notice of Lender’s priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records. Grantor warrants that (i) Grantor’s (that is, “Debtor’s”) name, identity or organizational structure and residence or principal place of business are as set forth in Exhibit C attached hereto and by this reference made a part hereof; (ii ) Grantor (that is, “Debtor”) has been using or operating under said name, identity or organizational structure without change for the time period set forth in Exhibit C attached hereto and by this reference made a part hereof; and (iii) the location of all collateral constituting fixtures is upon the Land. Grantor covenants and agrees that Grantor will furnish Lender with notice of any change in name, identity, organizational structure, residence or principal place of business within thirty (30) days of the effective date of any such change and Grantor will promptly upon request by Lender execute any financing statements or other instruments deemed necessary by Lender to prevent any filed financing statement from becoming misleading or losing its perfected status. The information contained in this Paragraph 13 is provided in order that this Deed of Trust shall comply with the requirements of the Uniform Commercial Code, as enacted in the State of Texas, for instruments to be filed as financing statements. This Deed of Trust shall be effective as and shall constitute a fixture filing from the date of its filing for record in the Real Property Records of the county in which the Land is located.
          (b) Lender may, at its election, at any time after delivery of this Deed of Trust, sign one or more copies hereof in order that such copies may be used as a financing statement under said Uniform Commercial Code. The signature of Lender may be placed between the last sentence of this Deed of Trust and Grantor’s acknowledgment or may follow Grantor’s acknowledgment. Lender’s signature need not be acknowledged and is not necessary to the effectiveness hereof as a deed of trust, mortgage, assignment, pledge, security agreement or (unless otherwise required by applicable law) as a financing statement. Lender is authorized to file in any jurisdiction where Lender deems it necessary this Deed of Trust, a financing statement or statements and one or more continuation statements, pursuant to said Uniform Commercial Code, in form satisfactory to Lender, and will pay the cost of filing or recording any such instrument, in all public offices at any time and from time to time whenever filing or recording of any financing statement, continuation statement or this Deed of Trust is deemed by Lender to be necessary or desirable. Certain of the Property is or will become “fixtures” (as that term is defined in said Uniform Commercial Code) on the Property of which Grantor is record owner (unless otherwise stated herein) and upon filing of this Deed of Trust for record in the real estate records of the county wherein such fixtures are situated, it shall operate also as a financing statement upon such of the Property which is or may become fixtures.
          (c) The information contained in Exhibit C is provided in order that this Deed of Trust shall comply with the requirements of the Uniform Commercial Code for instruments to be filed as financing statements. The names of “Debtor” and the “Secured Party”, the identity or organizational structure, jurisdiction of organization, organizational number, federal tax identification number and residence or chief executive office of “Debtor,” and the time period for which “Debtor” has been using or operating under said name and identity or organizational structure without change are as set forth in Part 1 of Exhibit C attached hereto and by this reference made a part hereof; the mailing address of the “Secured Party” from which information concerning the security interest may be obtained, and the mailing address of “Debtor,” are as set forth in Part 1 and Part 2 of Exhibit C attached hereto. Exhibit C correctly sets forth all names and tradenames that Grantor has used within the last five years and also correctly sets forth the locations of all of the chief executive offices of Grantor over the last five years.
          (d) Grantor shall, at any time and from time to time, take such steps as Lender may reasonably request for Lender (i) to obtain an acknowledgment, in form and substance reasonably satisfactory to Lender, of any bailee having possession of any of the Collateral, stating that the bailee holds possession of such Collateral on behalf of Lender, (ii) to obtain “control” of any investment property, deposit accounts, letter-of-credit rights, or electronic chattel paper (as such terms are defined by the Uniform Commercial Code with corresponding provisions thereof defining what constitutes “control” for such items of collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to Lender, and (iii) otherwise to insure the continued perfection and priority of the Lender’s security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation of or following the effectiveness of the Uniform Commercial Code. If Grantor shall at any time acquire a “commercial tort claim” (as such term is defined in the Uniform Commercial Code) with respect to the Collateral or any portion thereof, Grantor shall promptly notify Lender thereof in writing, providing a reasonable description and summary thereof, and shall execute a supplement to this Deed of Trust in form and substance acceptable to Lender granting a security interest in such commercial tort claim to Lender.
          (e) Grantor hereby authorizes Lender, its counsel or its representative, at any time and from time to time, to file financing statements, amendments and continuations that describe or relate to the Collateral or any portion thereof in such jurisdictions as Lender may deem necessary or desirable in order to perfect the security interests granted by Grantor under this Deed of Trust or any other Loan Document, and such financing statements may contain, among other items as Lender may deem advisable to include therein, the federal tax identification number of Grantor. Lender shall upon request provide Grantor with copies of any and all such filings made by Lender.
          (f) Upon the occurrence of an Event of Default, Lender may require Grantor to assemble the Collateral and make it available to Lender, at Grantor’s sole risk and expense, at a place or places to be designated by Lender which are reasonably convenient to both Lender and Grantor.
     14. Leases and Revenues.
          (a) As part of the consideration for the Secured Obligations, Grantor has absolutely and unconditionally assigned and transferred to Lender all of Grantor’s right, title and interest in and to the Leases and the Revenues, including those now due, past due or to become due by virtue of any of the Leases for the occupancy or use of all or any part of the Property. Grantor hereby authorizes Lender or Lender’s agents to collect the Revenues and hereby directs such tenants, lessees and licensees of the Property to pay the Revenues to Lender or Lender’s agents; provided, however, that prior to written notice given by Lender to Grantor of any Event of Default, Grantor shall have a license (revocable upon the occurrence of an Event of Default) to collect and receive the Revenues as trustee for the benefit of Lender, and apply the Revenues so collected to the Secured Obligations, to the extent then due and payable, then to the payment of normal and customary operating expenses for the Property which are then due and payable, with the balance, so long as no Event of Default has occurred, to the account of Grantor. Grantor agrees that each and every tenant, lessee and licensee of the Property shall pay, and hereby irrevocably authorizes and directs each and every tenant, lessee and licensee of the Property to pay, the Revenues to Lender or Lender’s agents on Lender’s written demand therefor (which demand may be made by Lender at any time after the occurrence of an Event of Default) without any obligation on the part of said tenant, lessee or licensee to inquire as to the existence of an Event of Default and notwithstanding any notice or claim of Grantor to the contrary, and Grantor agrees that Grantor shall have no right or claim against said tenant, lessee or licensee for or by reason of any Revenues paid to Lender following receipt of such written demand.

          (b) Grantor hereby covenants that Grantor has not executed any prior assignment of the Leases or the Revenues, that Grantor has not performed, and will not perform, any acts and has not executed, and will not execute, any instruments which would prevent Lender from exercising the rights of holder under this Deed of Trust, and that at the time of execution of this Deed of Trust, there has been no anticipation or prepayment of any of the Revenues for more than one (1) month prior to the due dates of such Revenues. Grantor further covenants that Grantor will not hereafter collect or accept payment of any Revenues more than one (1) month prior to the due dates of such Revenues.
          (c) Grantor agrees that neither the foregoing assignment of Leases and Revenues nor the exercise of any of Lender’s rights and remedies under Paragraph 19 of this Deed of Trust shall be deemed to make Lender a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Lender, in person or by agent, assumes actual possession thereof. Grantor further agrees that the appointment of any receiver for the Property by any court at the request of Lender or by agreement with Grantor, or the entering into possession of any part of the Property by such receiver, shall not be deemed to make Lender a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof.
          (d) If Lender or a court-appointed receiver enters upon, takes possession of and maintains control of the Property pursuant to Paragraph 19 of this Deed of Trust, all Revenues thereafter collected shall be applied in such order as Lender may elect in its discretion against the reasonable costs of taking control of and managing the Property and collecting the Revenues, including, but not limited to, reasonable attorneys’ fees actually incurred, receiver’s fees, premiums on receiver’s bonds, costs of repairs to the Property, premiums on insurance policies, Impositions and other charges on the Property, and the costs of discharging any obligation or liability of Grantor as landlord, lessor or licensor of the Property, or to the Secured Obligations. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those Revenues actually received. Lender shall not be liable to Grantor, anyone claiming under or through Grantor or anyone having an interest in the Property by reason of anything done or left undone by Lender pursuant to Paragraph 19 of this Deed of Trust, except in the event of Lender’s gross negligence or willful misconduct. If the Revenues are not sufficient to meet the costs of taking control of and managing the Property and collecting the Revenues, any monies reasonably expended by Lender for such purposes shall become a portion of the Secured Obligations. Unless Lender and Grantor agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Grantor requesting payment thereof and shall bear interest from the date of disbursement at the Post-Default Rate stated in the Credit Agreement unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law. The entering upon and taking possession of and maintaining of control of the Property by Lender or the receiver pursuant to Paragraph 19 of this Deed of Trust and the application of Revenues as provided herein shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender hereunder.

          (e) It is the intention of Lender and Grantor that the assignment effectuated by this Deed of Trust with respect to the Revenues shall be a direct and currently effective assignment and shall not constitute merely the granting of a lien, security interest or pledge for the purpose of securing the Secured Obligations. In the event that a court of competent jurisdiction determines that, notwithstanding such expressed intent of the parties, Lender’s interest in the Revenues constitutes a lien on or security interest in or pledge of the Revenues, it is agreed and understood that the forwarding of a notice to Grantor after the occurrence of an Event of Default advising Grantor of the revocation of Grantor’s license to collect such Revenues, shall be sufficient action by Lender to (i) perfect such lien on or security interest in or pledge of the Revenues, (ii) take possession thereof and (iii) entitle Lender to immediate and direct payment of the Revenues, for application as provided in this Deed of Trust, all without the necessity of any further action by Lender, including, without limitation, any action to obtain possession of the Land, Improvements or any other portion of the Property.
     15. Leases of the Property.
          (a) Except as permitted in the Credit Agreement, Grantor will not enter into any Lease of all or any portion of the Property or amend, supplement or otherwise modify, or terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or grant any concessions to or waive the performance of any obligations of any tenant, lessee or licensee under, any now existing or future Lease of the Property, without the prior written consent of Lender. Grantor, at Lender’s request, shall furnish Lender with executed copies of all Leases hereafter made of all or any part of the Property as required by the Credit Agreement. Upon Lender’s request, Grantor shall make a separate and distinct assignment to Lender, as additional security, of all Leases hereafter made of all or any part of the Property.
          (b) There shall be no merger of the leasehold estates created by the Leases with the fee estate of the Property without the prior written consent of Lender. Lender may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of, or notice to, Grantor, any tenant or any other Person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder. Nothing herein shall be construed as subordinating this Deed of Trust to any Lease.
          (c) Grantor hereby appoints Lender its attorney-in-fact, coupled with an interest, empowering Lender to subordinate any Leases to this Deed of Trust.
     16. Remedies Cumulative. All remedies provided in this Deed of Trust are distinct and cumulative to any other right or remedy under this Deed of Trust or under the other Loan Documents or afforded by law or equity, and may be exercised concurrently, independently or successively.
     17. Taxation of Deed of Trusts. In the event of the enactment of any law deducting from the value of the Property any deed of trust lien thereon, or imposing upon Lender the payment of all or part of the taxes, charges or assessments previously paid by Grantor pursuant to this Deed of Trust, or changing the law relating to the taxation of deeds of trust or debts secured by deeds of trust or Lender’s interest in the Property so as to impose new incidents of tax on Lender, then Grantor shall pay such taxes or assessments or shall reimburse Lender therefor; provided, however, that if in the opinion of counsel to Lender, such payment cannot lawfully be made by Grantor, then Lender may, at Lender’s option, declare the Secured Obligations to be immediately due and payable and invoke any remedies permitted by Paragraph 19 of this Deed of Trust.
     18. Events of Default and Acceleration. The term “Event of Default”, wherever used in this Deed of Trust, shall mean any one or more of the following conditions or events:
          (a) Failure by Grantor to pay as and when due and payable any sums to be paid by Grantor under this Deed of Trust (including, but not limited to any payment of Funds) and continuance of such failure for a period of five (5) days after notice thereof from Lender (provided that no such cure period is provided with respect to any payments for which no cure or grace period is provided under the Credit Agreement); or
          (b) Failure by Grantor to duly observe or perform any term, covenant, condition or agreement contained in Paragraph 3 or 4 of this Deed of Trust where such failure continues for ten (10) Business Days; or
          (c) Failure by Grantor to duly observe or perform any other term, covenant, condition or agreement contained in this Deed of Trust and continuance of such failure for a period of thirty (30) days after notice thereof from Lender, provided, that any such cure period shall not apply to any default excluded from any provision of grace or cure of defaults contained in this Deed of Trust or in any other of the Loan Documents; or
          (d) Any representation or warranty of Grantor contained in this Deed of Trust shall prove to have been false or incorrect in any material respect upon the date when made; or
          (e) The occurrence of any “Event of Default” as defined in any of the other Loan Documents.
     If an Event of Default shall have occurred, Lender may, at Lender’s option, by notice to Grantor declare the entire Secured Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable, and without presentment, protest, demand, notice of intent to accelerate, or other notice of any kind, all of which are hereby expressly waived by Grantor. No omission on the part of Lender to exercise such option when entitled to do so shall be construed as a waiver of such right.
     19. Rights and Remedies. If an Event of Default shall have occurred, then the entire Secured Obligations shall, at the option of Lender, immediately become due and payable without presentment, protest, demand, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby expressly WAIVED by Grantor, time being of the essence, and Lender, at its option, may do any one or more of the following (and, if more than one, either concurrently or independently, and in such order as Lender may determine in its discretion), all without regard to the adequacy or value of the security for the Secured Obligations:

          (a) Enter upon and take possession of the Property without the appointment of a receiver, or an application therefor; at its option, operate the Property; at its option, exclude Grantor and its agents and employees wholly therefrom; at its option, employ a managing agent of the Property; and at its option, exercise any one or more of the rights and powers of Grantor to the same extent as Grantor could, either in its own name, or in the name of Grantor; and receive the rents, incomes, issues and profits of the Property. Lender shall have no obligation to discharge any duties of a landlord to any tenant or to incur any liability as a result of any exercise by Lender of any rights hereunder; and Lender shall not be liable for any failure to collect rents, issues, profits or revenues, nor liable to account for any rents, issues, profits or revenues unless actually received by Lender.
          (b) Apply, as a matter of strict right, without notice and without regard to the solvency, fraud or mismanagement of any party bound for its payment, for the appointment of a receiver to take possession of and to operate the Property and to collect and apply the incomes, rents, issues, profits and revenues thereof, and Grantor does hereby irrevocably consent to such appointment. Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Property upon such terms as may be approved by the court, and shall apply such rents in accordance with the provisions of this Deed of Trust.
          (c) Pay, perform or observe any term, covenant or condition of this Deed of Trust and any of the other Loan Documents and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Lender with interest thereon at the lesser of the Post-Default Rate or the maximum rate of interest permitted by applicable law. The necessity for any such actions and of the amounts to be paid shall be determined by Lender in its discretion. Lender is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor. Grantor hereby acknowledges and agrees that the remedies set forth in this Paragraph 19(c) shall be exercisable by Lender, and any and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor with interest thereon at the lesser of the Post-Default Rate or the maximum rate of interest permitted by applicable law, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Lender after the filing by Grantor of a voluntary case or the filing against Grantor of an involuntary case pursuant to or within the meaning of the Bankruptcy Code, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Grantor, Lender, any guarantor, the Secured Obligations or any of the Loan Documents.
          (d) Trustee, upon the request of Lender, shall be authorized and empowered and it shall be his special duty to sell the Property or any part thereof at public auction to the highest bidder for cash, with or without having taken possession of same. The sale shall be made in the county in which the Property is situated. If the Property is situated in more than one county, then notices as hereinafter provided shall be given in both or all of such counties, the Property may be sold in either county, and such notices shall designate the county where the

Property will be sold. Notice of such sale shall be given by posting written notice of the sale at the courthouse door or other place designated for the filing of such notices in the county where the Property is situated, and by filing a copy of the notice in the county clerk’s office, in the county in which the sale is to be made, at least twenty-one (21) days preceding the date of the sale. If the Property is in more than one county, one notice shall be posted at the courthouse door of each county in which the Property is situated and one notice shall be filed with the county clerk of each county in which the Property is situated. In addition, one of the holders of the Secured Obligations (or any part thereof) shall at least twenty-one (21) days preceding the date of such sale serve written notice of the proposed sale by certified mail on each debtor obligated to pay the Secured Obligations (or any part thereof) according to the records of such holder. Service of such notice upon each debtor shall be completed upon deposit of the notice, enclosed in a postpaid wrapper, properly addressed to such debtor at his, her or its most recent address as shown by the records of such holder of the Secured Obligations (or any part thereof) in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. After such written notice shall have been posted or filed, as aforesaid, and such notice shall have been served upon such debtor or debtors, as aforesaid, Trustee shall perform his duty to enforce the trusts created herein by selling the Property, either as an entirety or in parcels as the Lender may direct (all rights to a marshaling of assets or sale in inverse order of alienation being waived and Grantor shall not have any right to require the Trustee to sell less than all of the Property) at public venue, in the place designated by the commissioner’s court in the county designated in such notice on the first Tuesday in any month between the hours of 10:00 A.M. and 4:00 P.M. (and within three (3) hours after a specific time designated in such notice), to the highest bidder or bidders for cash, and make due conveyance of the Property to the purchaser or purchasers, with general warranty subject to the Permitted Encumbrances and any other leases or matters affecting title approved by Lender hereunder or pursuant to the Credit Agreement. Grantor binds itself, its heirs, legal representatives, successors and assigns, to warrant and forever defend the title to such purchaser or purchasers, when so made by Trustee acting against the claims and demands of every person whomsoever lawfully claiming or to claim the same or any part thereof subject to the Permitted Encumbrances and any other leases or matters affecting title approved by Lender hereunder or pursuant to the Credit Agreement. Payment of the purchase price to Trustee shall satisfy the obligation of the purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The sale or sales by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and if the proceeds of such sale or sales of less than the whole of the Property shall be less than the aggregate of the Secured Obligations and the expenses thereof, this Deed of Trust and the lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale or sales had been made; provided, however, that Grantor shall never have any right to require the sale or sales of less than the whole of the Property, but Lender shall have the right, at its sole election, to request Trustee to sell less than the whole of the Property. If an Event of Default occurs, the holder of the Secured Obligations or any part thereof on which the payment is delinquent shall have the option to proceed with foreclosure in satisfaction of such item either through judicial proceedings or by directing Trustee to proceed as if under a full foreclosure, conducting the sale as herein provided without declaring the entire Secured Obligations due, and if sale is made because of default of an installment, or a part of an installment, such sale may be made subject to the unmatured part of the Secured Obligations; and it is agreed that such sale, if so made, shall not in any manner affect the unmatured part of the Secured Obligations, but as to such unmatured part, this Deed of Trust shall remain in full force and effect as though no sale had been made under the provisions of this paragraph. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Obligations. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. Trustee may, after any request or direction by Lender, sell not only the real property but also the Collateral and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It shall not be necessary for Trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the Collateral. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. At any such sale (1) Grantor hereby agrees, on its behalf and on behalf of its heirs, executors, administrators, successors, personal representatives and assigns, that any and all recitals made in any deed of conveyance given by Trustee with respect to the identity of Lender, the occurrence or existence of any default, the acceleration of the maturity of any of the Secured Obligations, the request to sell, the notice of sale, the giving of notice to all debtors legally entitled thereto, the time, place, terms, and manner of sale, and receipt, distribution and application of the money realized therefrom, or the due and proper appointment of a substitute Trustee, and, without being limited by the foregoing, with respect to any other act or thing having been duly done by Lender or by Trustee hereunder, shall be taken by all courts of law and equity as prima facie evidence that the statements or recitals state facts and are without further question to be so accepted, and Grantor hereby ratifies and confirms every act that Trustee or any substitute Trustee hereunder may lawfully do in the premises by virtue hereof, and (2) the purchaser may disaffirm any easement granted, or rental, lease or other contract made in violation of any provision of this Deed of Trust, and may take immediate possession of the Property free from, and despite the terms of, such grant of easement and rental or lease contract. Lender may bid and become the purchaser of all or any part of the Property at any trustee’s or foreclosure sale hereunder, and the amount of Lender’s successful bid may be credited on the Secured Obligations. Lender may, at its option, direct the Trustee to sell the Property subject to the rights of any tenants of the Property, and the failure to make any such tenants parties to any foreclosure proceedings and to foreclose their rights will not be asserted by Grantor to be a defense to any proceedings instituted by Lender to collect the Secured Obligations. The provisions hereof with respect to posting and giving notices of sale are intended to comply with the provisions of the Texas Property Code, including without limitation Section 51.002, and other applicable laws, and in the event the requirement for any notice under the Texas Property Code or such other applicable law shall be eliminated or the prescribed manner of giving same modified by future amendment to, or adoption of any statute superseding the Texas Property Code or such other applicable law, the requirement for such particular notice shall be deemed stricken from or modified in this Deed of Trust in conformity with such amendment or superseding statute, effective as of the effective date of same. The manner herein prescribed for serving or giving any notice, other than that to be posted or caused to be posted by Trustee, shall not be deemed exclusive but such notice or notices may be given in any other manner which may be permitted by applicable law. Said sale shall forever be a bar against Grantor, its heirs, legal representatives, successors and assigns, and all other persons claiming under it. It is expressly agreed that the recitals in each conveyance to the purchaser shall be full evidence of the truth of the matters therein stated, and all lawful prerequisites to said sale shall be conclusively presumed to have been performed.
          (e) Enforce any legal or equitable remedy against Grantor, including without limitation suing for any sums, whether interest, principal or any installment of either or both, taxes, penalties or any other sums required to be paid under the terms of this Deed of Trust, as the same become due, without regard to whether or not all of the Secured Obligations shall then be due, and without prejudice to the right of Lender thereafter to enforce any other remedy, including without limitation an action of foreclosure, whether or not such other remedy be based upon an Event of Default which existed at the time of commencement of an earlier or pending action, and whether or not such other remedy be based upon the same Event of Default upon which an earlier or pending action is based.
          (f) UCC Remedies. In addition to any other remedies set forth herein, with respect to any Collateral subject to the security interest created by this Deed of Trust as security instrument, or any financing statement filed in connection with such security interest under the Uniform Commercial Code, Lender may exercise any and all rights and remedies of a secured party under the Uniform Commercial Code. Expenses of retaking, holding, preparing for sale, selling or the like (including, without limitation, reasonable attorneys’ fees and legal expenses), together with interest thereon at the Post-Default Rate, from the date incurred by Lender until actually paid by Grantor, shall be paid by Grantor on demand and shall be secured by this Deed of Trust and by all of the other Loan Documents securing all or any part of the Obligations. If notice is required by law, Lender shall give Grantor at least ten (10) days’ prior written notice of the time and place of any public sale of such property or of the time of or after which any private sale or any other intended disposition thereof is to be made, and if such notice is sent to Grantor, as the same is provided for the mailing of notices herein, it is hereby deemed that such notice shall be and is reasonable notice to Grantor. No such notice is necessary for any such property which is perishable, threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any sale made pursuant to the provisions of this Paragraph 19(f) shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the foreclosure sale as provided in Paragraph 19(d) of this Deed of Trust upon giving the same notice with respect to the sale of the Property hereunder as is required under said Paragraph 19(d).
          (g) The proceeds of any sale of, and any rents and other amounts generated by the holding, leasing, operation or other use of the Property shall be applied by the Trustee (or the receiver, if one is appointed) to the extent that funds are so available therefrom, in the following order of priority:

               (i) Costs of Trustee’s Sale. First, to the payment of all reasonable costs of the sale by the Trustee or other costs mandated by law (including a reasonable trustee’s commission);
               (ii) Other Costs. Second, to the payment of the reasonable costs and expenses of taking possession of the Property and of holding, using, leasing, repairing and selling the same, including, without limitation, (A) reasonable attorneys’ and accountants’ fees, and (B) the payment of any and all Impositions, liens, security interests or other rights, titles or interest superior to the lien and security interest of this Deed of Trust;
               (iii) Secured Obligations Other than the Note. Third, to the payment of all amounts of the Secured Obligations, excluding the principal balance and accrued but unpaid interest on the Note, which may be due to the holder of the Note or any of the other Loan Documents, together with interest thereon as provided therein;
               (iv) Note. Fourth, to the payment of the indebtedness evidenced by the Note, the application to the different portions of the Note to be made in such manner, order and priority as Lender in its sole discretion may elect; and
               (v) Balance. Fifth, to Grantor, its heirs, legal representatives, successors and assigns, or to whomsoever may be lawfully entitled to receive the same.
          (h) Trustee may require minimum bids at any foreclosure sale and may cancel and abandon the sale if no bid is received equal to or greater than any such minimum bid. If foreclosure should be commenced by Trustee, Lender may at any time before the sale direct Trustee to abandon the sale for any reason, and may at any time or times thereafter direct Trustee to again commence foreclosure. Irrespective of whether foreclosure is commenced by Trustee, Lender may at any time after the occurrence of an Event of Default institute suit for collection of the Secured Obligations or foreclosure of the lien of this Deed of Trust. If Lender should institute suit for collection of the Secured Obligations or foreclosure of the lien of this Deed of Trust, Lender or such other holder may at any time before the entry of final judgment dismiss the same, and require Trustee to sell the Property in accordance with the provisions of this Deed of Trust.
          (i) No single sale or series of sales by Trustee or by any substitute or successor Trustee under this Deed of Trust, and no judicial foreclosure or incomplete or defective sale shall extinguish the lien or security interest, or exhaust the power of sale under this Deed of Trust except with respect to the items of property sold, but such lien or security interest and power shall exist for so long as, and may be exercised in any manner by law or in this Deed of Trust provided as often as, the circumstances require to give Lender full relief hereunder.
          (j) Lender shall have the right to become the purchaser at any sale made hereunder, being the highest bidder, and credit upon all or any part of the Secured Obligations shall be deemed cash paid for the purposes of this Article.
          (k) Grantor hereby waives any right or remedy which Grantor may have or be able to assert pursuant to Chapter 34 of the Texas Business and Commerce Code, or any other provision of Texas law, pertaining to the rights and remedies of sureties.

          (l) If the liens or securities interests hereof shall be foreclosed by power of sale granted herein, by judicial action, or otherwise, the purchaser at any such sale shall receive, as an incident to purchaser’s ownership, immediate possession of the property purchased, and if Grantor or any of Grantor’s successors shall hold possession of said property or any part thereof subsequent to foreclosure, Grantor and Grantor’s successors shall be considered as tenants at sufferance of the purchaser at foreclosure sale (without limitation of other rights or remedies, at a reasonable rental per day, due and payable daily, based upon the value of the portion of the Property so occupied and sold to such purchaser), and anyone occupying such portion of the Property, after demand is made for possession thereof, shall be guilty of forcible detainer and shall be subject to eviction and removal, forcible or otherwise, with or without process of law, and all damages by reason thereof are hereby expressly waived.
          (m) The remedies in this Paragraph 19 shall be available under and governed by the real property laws of Texas and shall not be governed by the personal property laws of Texas, including, but not limited to, the power to dispose of personal property in a commercially reasonable manner under Section 9.610 of the Texas Uniform Commercial Code, unless Lender elects to proceed as to the Collateral together with the other Property under and pursuant to the real property remedies of this Paragraph 19.
          (n) THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (EXPRESSLY INCLUDING FOR TRUSTEE’S NEGLIGENCE), EXCEPT FOR TRUSTEE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE TRUSTEE SHALL HAVE THE RIGHT TO RELY ON ANY INSTRUMENT, DOCUMENT OR SIGNATURE AUTHORIZING OR SUPPORTING ANY ACTION TAKEN OR PROPOSED TO BE TAKEN BY HIM/HER HEREUNDER, BELIEVED BY HIM/HER IN GOOD FAITH TO BE GENUINE. ALL MONIES RECEIVED BY TRUSTEE SHALL, UNTIL USED OR APPLIED AS HEREIN PROVIDED, BE HELD IN TRUST FOR THE PURPOSES FOR WHICH THEY WERE RECEIVED, BUT NEED NOT BE SEGREGATED IN ANY MANNER FROM ANY OTHER MONIES (EXCEPT TO THE EXTENT REQUIRED BY LAW), AND TRUSTEE SHALL BE UNDER NO LIABILITY FOR INTEREST ON ANY MONIES RECEIVED BY HIM/HER HEREUNDER. GRANTOR HEREBY RATIFIES AND CONFIRMS ANY AND ALL ACTS WHICH THE HEREIN NAMED TRUSTEE OR HIS/HER SUCCESSOR OR SUCCESSORS, SUBSTITUTE OR SUBSTITUTES, IN THIS TRUST, SHALL DO LAWFULLY BY VIRTUE HEREOF. GRANTOR WILL REIMBURSE TRUSTEE FOR, AND SAVE HIM/HER HARMLESS AGAINST, ANY AND ALL LIABILITY AND EXPENSES WHICH MAY BE INCURRED BY HIM/HER IN THE PERFORMANCE OF HIS/HER DUTIES. THE FOREGOING INDEMNITY SHALL NOT TERMINATE UPON DISCHARGE OF THE SECURED OBLIGATIONS OR FORECLOSURE, OR RELEASE OR OTHER TERMINATION, OF THIS DEED OF TRUST.
     20. Waiver of Deficiency Statute.
          (a) Waiver. In the event an interest in any of the Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Grantor agrees as follows: notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Grantor agrees that Lender shall be entitled to seek a deficiency judgment from Grantor and any other party obligated on the Note equal to the difference between the amount owing on the Note and the amount for which the Property was sold pursuant to judicial or nonjudicial foreclosure sale. Grantor expressly recognizes that this Paragraph 20 constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Grantor, Borrower and other persons against whom recovery of deficiencies is sought or any Guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Grantor further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by any Grantor, Borrower, and others against whom recovery of a deficiency is sought.
          (b) Alternative to Waiver. Alternatively, in the event the waiver provided for in subparagraph (a) above is determined by a court of competent jurisdiction to be unenforceable, the following shall be the basis for the finder of fact’s determination of the fair market value of the Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time): (i) the Property shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Property for cash promptly (but no later than twelve (12) months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, reasonable attorneys’ fees, and marketing costs; (iv) the gross fair market value of the Property shall be further discounted to account for any estimated holding costs associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by persons having at least five (5) years experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.
     21. Substitute Trustee. In case of absence, death, inability, refusal or failure of Trustee herein named to act, or in case he should resign (and he is hereby authorized to resign without notice to Grantor), or if Lender shall desire, with or without cause, to replace Trustee herein named, a successor and substitute Trustee may be named, constituted and appointed by Lender or other holder of the Secured Obligations, without other formality than an appointment and designation in writing. This conveyance shall vest in such successor or substitute Trustee, as Trustee, the estate in and title to all of the Property, and such successor or substitute Trustee so appointed and designated shall thereupon hold, possess and exercise all the title, rights, powers and duties herein conferred on Trustee named herein and any previous successor or substitute

Trustee, and his/her conveyance to the purchaser at any such sale shall be equally valid and effective as if made by Trustee named herein, and such right to appoint a successor or substitute Trustee shall exist and may be exercised as often and whenever from any of said causes, or without cause, as aforesaid.
     22. Notices. Except as otherwise specified in this Deed of Trust, any and all notices, demands, elections or requests provided for or permitted to be given pursuant to this Deed of Trust (hereinafter in this Paragraph 22 referred to as “Notice”) shall be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, and addressed to the addresses set forth on page one hereof. A duplicate copy of each Notice to Lender shall be sent to Wachovia Bank, National Association, 171 17th Street, N.W., GA 4506, Atlanta, Georgia 30303, Attn: Cathy Casey. A duplicate copy of each Notice to Grantor shall be sent to William F. Timmons, Esq., McKenna Long & Aldridge LLP, 303 Peachtree Street, N.E., Suite 5300, Atlanta, Georgia, 30308. Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. However, the time period in which a response to such Notice must be given or any action taken with respect thereto, if any, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or, if so deposited in the United States Mail, on the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least five (5) Business Days prior Notice thereof, Grantor or Lender shall have the right from time to time and at any time during the term of this Deed of Trust to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.
     23. Successors and Assigns Bound; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Grantor, subject to the provisions of Paragraph 6 hereof. The captions and headings of the paragraphs of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.
     24. GOVERNING LAW; SEVERABILITY. THIS DEED OF TRUST AND THE OBLIGATIONS OF GRANTOR HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND THE LAWS OF THE UNITED STATES OF AMERICA. SHOULD ANY OBLIGATION OR REMEDY UNDER THIS INSTRUMENT BE INVALID OR UNENFORCEABLE PURSUANT TO THE LAWS PROVIDED HEREIN TO GOVERN, THE LAWS OF ANY OTHER STATE REFERRED TO HEREIN OR OF ANOTHER STATE WHOSE LAWS CAN VALIDATE AND APPLY THERETO SHALL GOVERN. In the event that any provision or clause of this Deed of Trust, the Note or the other Loan Documents is invalid or unenforceable or conflicts with applicable law, such invalidity, unenforceability or conflict shall not affect other provisions of this Deed of Trust, the Note or the other Loan Documents which can be given effect without the invalid, unenforceable or conflicting provision, and to this end, the provisions of this Deed of Trust, the Note and the other Loan Documents are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Grantor is interpreted so that any charge for which provision is made in this Deed of Trust, the Note or the other Loan Documents, whether considered separately or together with other charges permitted to be collected from Grantor as a part of the transaction represented by this Deed of Trust, the Note and the other Loan Documents, violates such law, and Grantor is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note.
     25. WAIVERS. GRANTOR AGREES TO THE FULL EXTENT PERMITTED BY LAW, THAT IN CASE OF AN EVENT OF DEFAULT HEREUNDER, NEITHER GRANTOR NOR ANYONE CLAIMING THROUGH OR UNDER GRANTOR SHALL OR WILL SET UP, CLAIM OR SEEK TO TAKE ADVANTAGE OF ANY MORATORIUM, REINSTATEMENT, FORBEARANCE, APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS NOW OR HEREAFTER IN FORCE, IN ORDER TO PREVENT OR HINDER THE ENFORCEMENT OR FORECLOSURE OF THIS DEED OF TRUST, OR THE ABSOLUTE SALE OF THE PROPERTY, OR THE FINAL AND ABSOLUTE PUTTING INTO POSSESSION THEREOF, IMMEDIATELY AFTER SUCH SALE, OF THE PURCHASERS THEREAT, AND GRANTOR, FOR GRANTOR AND ALL WHO MAY AT ANY TIME CLAIM THROUGH OR UNDER GRANTOR, HEREBY WAIVES TO THE FULLEST EXTENT THAT GRANTOR MAY LAWFULLY SO DO, THE BENEFIT OF ALL SUCH LAWS, AND ANY AND ALL RIGHT TO HAVE THE ASSETS COMPRISED IN THE SECURITY INTENDED TO BE CREATED HEREBY MARSHALED UPON ANY TRUSTEE’S SALE OR JUDICIAL FORECLOSURE OF THE LIEN HEREOF. NO DELAY OR OMISSION OF LENDER OR OF ANY HOLDER OF THE NOTE TO EXERCISE ANY RIGHT, POWER OR REMEDY ACCRUING UPON ANY EVENT OF DEFAULT SHALL EXHAUST OR IMPAIR ANY SUCH RIGHT, POWER OR REMEDY OR SHALL BE CONSTRUED TO BE A WAIVER OF ANY SUCH DEFAULT, OR ACQUIESCENCE THEREIN; AND EVERY RIGHT, POWER AND REMEDY GIVEN BY THIS DEED OF TRUST TO LENDER MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS MAY BE DEEMED EXPEDIENT BY LENDER. NO CONSENT OR WAIVER, EXPRESSED OR IMPLIED, BY LENDER TO OR OF ANY EVENT OF DEFAULT SHALL BE DEEMED OR CONSTRUED TO BE A CONSENT OR WAIVER TO OR OF ANY OTHER EVENT OF DEFAULT. FAILURE ON THE PART OF LENDER TO COMPLAIN OF ANY ACT OR FAILURE TO ACT WHICH CONSTITUTES AN EVENT OF DEFAULT, IRRESPECTIVE OF HOW LONG SUCH FAILURE CONTINUES, SHALL NOT CONSTITUTE A WAIVER BY LENDER OF LENDER’S RIGHTS HEREUNDER OR IMPAIR ANY RIGHTS, POWERS OR REMEDIES CONSEQUENT ON ANY EVENT OF DEFAULT. NO ACT OR OMISSION OF LENDER AS DESCRIBED IN PARAGRAPH 10 ABOVE SHALL PRECLUDE LENDER FROM EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREIN GRANTED OR INTENDED TO BE GRANTED IN THE EVENT OF ANY EVENT OF DEFAULT THEN MADE OR OF ANY SUBSEQUENT EVENT OF DEFAULT; NOR, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN AN INSTRUMENT OR INSTRUMENTS EXECUTED BY

LENDER, SHALL THE LIEN OF THIS DEED OF TRUST BE ALTERED THEREBY. IN THE EVENT OF THE SALE OR TRANSFER BY OPERATION OF LAW OR OTHERWISE OF ALL OR ANY PART OF THE PROPERTY, LENDER, WITHOUT NOTICE, IS HEREBY AUTHORIZED AND EMPOWERED TO DEAL WITH ANY SUCH VENDEE OR TRANSFEREE WITH REFERENCE TO THE PROPERTY OR THE SECURED OBLIGATIONS OR WITH REFERENCE TO ANY OF THE TERMS, COVENANTS, CONDITIONS OR AGREEMENTS HEREOF, AS FULLY AND TO THE SAME EXTENT AS IT MIGHT DEAL WITH THE ORIGINAL PARTIES HERETO AND WITHOUT IN ANY WAY RELEASING OR DISCHARGING ANY LIABILITIES, OBLIGATIONS OR UNDERTAKINGS (INCLUDING, WITHOUT LIMITATION, THE RESTRICTIONS UPON TRANSFER CONTAINED IN PARAGRAPH 6 OF THIS DEED OF TRUST). GRANTOR COVENANTS AND AGREES THAT, UPON THE COMMENCEMENT OF A VOLUNTARY OR INVOLUNTARY BANKRUPTCY PROCEEDING BY OR AGAINST BORROWER OR ANY OTHER GUARANTOR, GRANTOR SHALL NOT SEEK A SUPPLEMENTAL STAY OR OTHER RELIEF, WHETHER INJUNCTIVE OR OTHERWISE, PURSUANT TO 11 U.S.C. §105 OR ANY OTHER PROVISION OF THE BANKRUPTCY REFORM ACT OF 1978, AS AMENDED, OR ANY OTHER DEBTOR RELIEF LAW (WHETHER STATUTORY, COMMON LAW, CASE LAW OR OTHERWISE) OF ANY JURISDICTION WHATSOEVER, NOW OR HEREAFTER IN EFFECT, WHICH MAY BE OR BECOME APPLICABLE, TO STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT THE ABILITY OF LENDER TO ENFORCE ANY RIGHTS OF LENDER AGAINST BORROWER OR ANY OTHER GUARANTOR OF OR ANY OTHER PERSON OR PARTY LIABLE WITH RESPECT TO THE SECURED OBLIGATIONS.
     26. Further Assurances. At any time and from time to time, upon request by Lender, Grantor will make, execute and deliver, or cause to be made, executed and delivered, to Lender and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Lender, any and all such other and further assignments, deeds of trust, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of Lender, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Grantor under this Deed of Trust, and (b) the lien and security interest created by this Deed of Trust upon the Property. Upon any failure by Grantor so to do, Lender may make, execute, record, file, re-record and/or refile any and all such assignments, deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Grantor, and Grantor hereby irrevocably appoints Lender the agent and attorney in fact of Grantor so to do.
     27. Subrogation. Lender shall be subrogated to all right, title, lien or equity of all persons to whom Lender may have paid any monies or that may have been paid with proceeds of the Loan in settlement of liens, charges or assessments, or in acquisition of title or for its benefit hereunder, or for the benefit or account of Grantor upon execution of the Note or subsequently paid under any provisions hereof.

     28. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Deed of Trust, the Note and any and all other Loan Documents.
     29. INDEMNIFICATION; SUBROGATION; WAIVER OF OFFSET AND JURY TRIAL.
          (a) GRANTOR SHALL INDEMNIFY, DEFEND AND HOLD EACH INDEMNIFIED PARTY HARMLESS AGAINST: (I) ANY AND ALL CLAIMS FOR BROKERAGE, LEASING, FINDERS OR SIMILAR FEES WHICH MAY BE MADE RELATING TO THE PROPERTY OR THE SECURED OBLIGATIONS, AND (II) ANY AND ALL LIABILITY, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES (INCLUDING SUCH INDEMNIFIED PARTY’S REASONABLE ATTORNEYS’ FEES, TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) OF WHATEVER KIND OR NATURE WHICH MAY BE ASSERTED AGAINST, IMPOSED ON OR INCURRED BY SUCH INDEMNIFIED PARTY (EXPRESSLY INCLUDING ANY AND ALL LIABILITY, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES DUE TO ANY NEGLIGENT ACTIONS OR OMISSIONS OF SUCH INDEMNIFIED PARTY) IN CONNECTION WITH THE SECURED OBLIGATIONS, THIS DEED OF TRUST, THE PROPERTY, OR ANY PART THEREOF, OR THE EXERCISE BY ANY INDEMNIFIED PARTY OF ANY RIGHTS OR REMEDIES GRANTED TO IT UNDER THIS DEED OF TRUST; PROVIDED, HOWEVER, THAT NOTHING HEREIN SHALL BE CONSTRUED TO OBLIGATE GRANTOR TO INDEMNIFY, DEFEND AND HOLD HARMLESS ANY INDEMNIFIED PARTY FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, CLAIMS, ACTIONS, SUITS, COSTS AND EXPENSES ENACTED AGAINST, IMPOSED ON OR INCURRED BY SUCH INDEMNIFIED PARTY BY REASON OF SUCH INDEMNIFIED PARTY’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE IF A JUDGMENT IS ENTERED AGAINST SUCH INDEMNIFIED PARTY BY A COURT OF COMPETENT JURISDICTION AFTER THE EXHAUSTION OF ALL APPLICABLE APPEAL PERIODS. GRANTOR AGREES THAT THE INDEMNIFICATION OF THE INDEMNIFIED PARTIES BY GRANTOR SET FORTH IN THIS SECTION 29 INCLUDES INDEMNIFICATION IN THE EVENT OF ORDINARY NEGLIGENCE ON THE PART OF THE INDEMNIFIED PARTIES BUT DOES NOT INCLUDE INDEMNIFICATION OF ANY INDEMNIFIED PARTY FOR SUCH INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
          (b) IF ANY INDEMNIFIED PARTY IS MADE A PARTY DEFENDANT TO ANY LITIGATION OR ANY CLAIM IS THREATENED OR BROUGHT AGAINST SUCH INDEMNIFIED PARTY CONCERNING THE SECURED OBLIGATIONS, THIS DEED OF TRUST, THE PROPERTY, OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR THE CONSTRUCTION, MAINTENANCE, OPERATION OR OCCUPANCY OR USE THEREOF, THEN GRANTOR SHALL INDEMNIFY, DEFEND AND HOLD SUCH INDEMNIFIED PARTY HARMLESS FROM AND AGAINST ALL LIABILITY BY REASON OF SAID LITIGATION OR CLAIMS, INCLUDING REASONABLE ATTORNEYS’ FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES,

IF ANY) AND REASONABLE EXPENSES INCURRED BY SUCH INDEMNIFIED PARTY IN ANY SUCH LITIGATION OR CLAIM, WHETHER OR NOT ANY SUCH LITIGATION OR CLAIM IS PROSECUTED TO JUDGMENT; PROVIDED, HOWEVER, THAT NOTHING IN THIS PARAGRAPH 29 SHALL BE CONSTRUED TO OBLIGATE GRANTOR TO INDEMNIFY, DEFEND AND HOLD HARMLESS ANY INDEMNIFIED PARTY BY REASON OF SUCH INDEMNIFIED PARTY’S WILLFUL MISCONDUCT OR GROSS NEGLIGENCE OR WITH RESPECT TO MATTERS RELATING TO THE PROPERTY FIRST OCCURRING AFTER ANY SUCH INDEMNIFIED PARTY OR ITS NOMINEE ACQUIRES TITLE TO THE PROPERTY BY THE EXERCISE OF ITS FORECLOSURE REMEDIES OR BY DEED IN LIEU OF FORECLOSURE, BUT SHALL APPLY WITH RESPECT TO MATTERS THAT IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY INDEMNIFIED PARTY’S NEGLIGENCE. IF ANY INDEMNIFIED PARTY COMMENCES AN ACTION AGAINST GRANTOR TO ENFORCE ANY OF THE TERMS HEREOF OR TO PROSECUTE ANY EVENT OF DEFAULT BY GRANTOR HEREOF OR TO RECOVER ANY SUM SECURED HEREBY, GRANTOR SHALL PAY TO SUCH INDEMNIFIED PARTY ITS REASONABLE ATTORNEYS’ FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND REASONABLE EXPENSES. THE RIGHT TO SUCH ATTORNEYS’ FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND REASONABLE EXPENSES SHALL BE DEEMED TO HAVE ACCRUED ON THE COMMENCEMENT OF SUCH ACTION, AND SHALL BE ENFORCEABLE WHETHER OR NOT SUCH ACTION IS PROSECUTED TO JUDGMENT. IF AN EVENT OF DEFAULT OCCURS UNDER THIS DEED OF TRUST, ANY INDEMNIFIED PARTY MAY ENGAGE THE SERVICES OF AN ATTORNEY OR ATTORNEYS TO PROTECT ITS RIGHTS HEREUNDER, AND IN THE EVENT OF SUCH ENGAGEMENT FOLLOWING ANY BREACH BY GRANTOR, GRANTOR SHALL PAY SUCH INDEMNIFIED PARTY REASONABLE ATTORNEYS’ FEES (TOGETHER WITH REASONABLE APPELLATE COUNSEL FEES, IF ANY) AND REASONABLE EXPENSES INCURRED BY SUCH INDEMNIFIED PARTY, WHETHER OR NOT AN ACTION IS ACTUALLY COMMENCED AGAINST GRANTOR BY REASON OF SUCH BREACH. ALL REFERENCES TO “ATTORNEYS” IN THIS SUBPARAGRAPH AND ELSEWHERE IN THIS DEED OF TRUST SHALL INCLUDE WITHOUT LIMITATION ANY REASONABLE ATTORNEY OR LAW FIRM ENGAGED BY ANY INDEMNIFIED PARTY AND SUCH INDEMNIFIED PARTY’S IN-HOUSE COUNSEL, AND ALL REFERENCES TO “FEES AND EXPENSES” IN THIS SUBPARAGRAPH AND ELSEWHERE IN THIS DEED OF TRUST SHALL INCLUDE WITHOUT LIMITATION ANY REASONABLE FEES OF SUCH ATTORNEY OR LAW FIRM AND ANY ALLOCATION CHARGES AND ALLOCATION COSTS OF ANY SUCH INDEMNIFIED PARTY’S IN-HOUSE COUNSEL.
          (c) A waiver of subrogation shall be obtained by Grantor from its insurance carrier and, consequently, Grantor waives any and all right to claim or recover against any Indemnified Party, for loss of or damage to Grantor, the Property, Grantor’s property or the property of others under Grantor’s control from any cause insured against or required to be insured against by the provisions of this Deed of Trust.
          (d) ALL SUMS PAYABLE BY GRANTOR HEREUNDER SHALL BE PAID WITHOUT NOTICE (EXCEPT AS MAY OTHERWISE BE PROVIDED HEREIN),

DEMAND, COUNTERCLAIM, SETOFF, DEDUCTION OR DEFENSE AND WITHOUT ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION OR REDUCTION, AND THE OBLIGATIONS AND LIABILITIES OF GRANTOR HEREUNDER SHALL IN NO WAY BE RELEASED, DISCHARGED OR OTHERWISE AFFECTED BY REASON OF: (I) ANY DAMAGE TO OR DESTRUCTION OF OR ANY CONDEMNATION OR SIMILAR TAKING OF THE PROPERTY OR ANY PART THEREOF; (II) ANY RESTRICTION OR PREVENTION OF OR INTERFERENCE WITH ANY USE OF THE PROPERTY OR ANY PART THEREOF; (III) ANY TITLE DEFECT OR ENCUMBRANCE OR ANY EVICTION FROM THE LAND OR THE IMPROVEMENTS ON THE LAND OR ANY PART THEREOF BY TITLE PARAMOUNT OR OTHERWISE; (IV) ANY BANKRUPTCY, INSOLVENCY, REORGANIZATION, COMPOSITION, ADJUSTMENT, DISSOLUTION, LIQUIDATION, OR OTHER LIKE PROCEEDING RELATING TO ANY INDEMNIFIED PARTY, OR ANY ACTION TAKEN WITH RESPECT TO THIS DEED OF TRUST BY ANY TRUSTEE OR RECEIVER OF ANY SUCH INDEMNIFIED PARTY, OR BY ANY COURT, IN SUCH PROCEEDING; (V) ANY CLAIM WHICH GRANTOR HAS, OR MIGHT HAVE, AGAINST ANY INDEMNIFIED PARTY; (VI) ANY DEFAULT OR FAILURE ON THE PART OF ANY INDEMNIFIED PARTY TO PERFORM OR COMPLY WITH ANY OF THE TERMS HEREOF OR OF ANY OTHER AGREEMENT WITH GRANTOR; OR (VII) ANY OTHER OCCURRENCE WHATSOEVER, WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, WHETHER OR NOT GRANTOR SHALL HAVE NOTICE OR KNOWLEDGE OF ANY OF THE FOREGOING. GRANTOR WAIVES ALL RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHERWISE TO ANY ABATEMENT, SUSPENSION, DEFERMENT, DIMINUTION, OR REDUCTION OF ANY SUM SECURED HEREBY AND PAYABLE BY GRANTOR.
          (e) GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE TO THE RIGHT, IF ANY, TO TRIAL BY JURY.
     30. Revolving Credit/Future Advance. This Deed of Trust secures Secured Obligations which may provide for a variable rate of interest as well as revolving credit advances and other future advances, whether such advances are obligatory or otherwise. Advances under the Note are subject to the terms and provisions of the Credit Agreement and the other Security Documents. Grantor acknowledges that the Secured Obligations may increase or decrease from time to time and that if the outstanding balance of the Secured Obligations is ever repaid to zero the security title and security interest created by this Deed of Trust shall not be deemed released or extinguished by operation of law or implied intent of the parties. This Deed of Trust shall remain in full force and effect as to any further advances under the Credit Agreement made after any such zero balance until the Secured Obligations are paid in full, all agreements to make further advances or issue letters of credit have been terminated and this Deed of Trust has been canceled of record. Grantor waives the operation of any applicable statutes, case law or regulation having a contrary effect.
     31. Credit Agreement. Notwithstanding anything contained herein to the contrary, Grantor agrees to be bound to all of the terms and conditions of the Credit Agreement that (i) apply to the Property or Grantor, including without limitation, Section 7.5 of the Credit Agreement relating to insurance, casualty and condemnation, and (ii) relate to grace or notice and cure periods, notices of default and acceleration of the Secured Obligations, including without limitation, Section 10.1 of the Credit Agreement. Additionally, Grantor does hereby make and reaffirm each and every warranty and representation set forth in the Credit Agreement concerning the Property as if the Property were Eligible Real Estate under the Credit Agreement.
     32. WAIVER OF CONSUMER RIGHTS. GRANTOR WAIVES ALL OF ITS RIGHTS, REMEDIES, CLAIMS DEMANDS AND CAUSES OF ACTION UNDER, BASED UPON OR RELATED TO THE TEXAS DECEPTIVE TRADE PRACTICES CONSUMER PROTECTIONS ACT AS DESCRIBED IN SECTION 17.41 ET SEQ. (OTHER THAN SECTION 17.555) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AS THE SAME PERTAINS OR MAY PERTAIN TO THE NOTE, THE SECURED OBLIGATIONS AND ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, TO THE MAXIMUM EXTENT THAT SUCH RIGHTS, REMEDIES, CLAIMS, DEMANDS, AND CAUSES OF ACTION MAY LAWFULLY AND EFFECTIVELY BE WAIVED. AFTER CONSULTATION WITH AN ATTORNEY OF ITS OWN SELECTION, GRANTOR VOLUNTARILY CONSENTS TO THIS WAIVER. IN FURTHERANCE OF THIS WAIVER, GRANTOR HEREBY REPRESENTS AND WARRANTS TO LENDER THAT (A) GRANTOR IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS DEED OF TRUST, (B) GRANTOR HAS A CHOICE OTHER THAN TO ENTER INTO THIS WAIVER IN THAT IT CAN OBTAIN THE LOAN EVIDENCED BY THE NOTE FROM ANOTHER INSTITUTION, AND (C) GRANTOR DOES NOT CONSIDER ITSELF TO BE IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION RELATIVE TO LENDER WITH RESPECT TO THE NOTE AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the day and year first above written.

GRANTOR:

APARTMENT REIT WALKER RANCH, LP, a Texas limited partnership

By:	APARTMENT REIT WALKER RANCH GP, LLC, a Delaware limited liability company, its General Partner

	By:	NNN APARTMENT REIT HOLDINGS, L.P., a Virginia limited partnership, its Manager

		By:	NNN APARTMENT REIT, INC., a Maryland corporation, its General Partner

			By:	/s/ STANLEY J. OLANDER, JR.
Name: STANLEY J. OLANDER, JR. Title: CEO [CORPORATE SEAL]
[Signature Page to Deed of Trust — Wachovia/NNN October 2006]

NOTICE PURSUANT TO TEXAS BUS. & COMM. CODE § 26.02
THIS WRITTEN DEED OF TRUST AND ALL OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR TO OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

GRANTOR:

APARTMENT REIT WALKER RANCH, LP, a Texas limited partnership

By:	APARTMENT REIT WALKER RANCH GP, LLC, a Delaware limited liability company, its General Partner

	By:	NNN APARTMENT REIT HOLDINGS, L.P., a Virginia limited partnership, its Manager

		By:	NNN APARTMENT REIT, INC., a Maryland corporation, its General Partner

			By:	/s/ STANLEY J. OLANDER, JR.
Name: STANLEY J. OLANDER, JR. Title: CEO [CORPORATE SEAL]

LENDER: WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:

Name: Title:
[Signature Page to Deed of Trust — Wachovia/NNN October 2006]

STATE OF Virginia
COUNTY OF [ILLEGIBLE]
     This instrument was acknowledged before me on October 27, 2006, by [ILLEGIBLE], the CEO of NNN Apartment REIT, Inc., a Maryland corporation, on behalf of said corporation as the General Partner of NNN Apartment REIT Holdings, L.P., a Virginia limited partnership, on behalf of such limited partnership as the Manager of Apartment REIT Walker Ranch GP, LLC, a Delaware limited liability company as the General Partner of APARTMENT REIT WALKER RANCH, LP, a Texas limited partnership.

/s/ [ILLEGIBLE]
Notary Public, in and for

(SEAL)	THE STATE OF Virginia

My Commission Expires: 6/30/10
[Notary Page to Deed of Trust — Wachovia/NNN October 2006]

NOTICE PURSUANT TO TEXAS BUS. & COMM. CODE § 26.02
THIS WRITTEN DEED OF TRUST AND ALL OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES PRIOR TO OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

GRANTOR:

APARTMENT REIT WALKER RANCH, LP, a Texas limited partnership

By:	APARTMENT REIT WALKER RANCH GP, LLC, a Delaware limited liability company, its General Partner

	By:	NNN APARTMENT REIT HOLDINGS, L.P., a Virginia limited partnership, its Manager

		By:	NNN APARTMENT REIT, INC., a Maryland corporation, its General Partner

By:

Name:

Title:

[CORPORATE SEAL]

LENDER:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Agent

By:	/s/ Cathy A. Casey

Name: Cathy A. Casey
Title: Managing Director

 [Signature Page to Deed of Trust — Wachovia/NNN October 2006]

STATE OF Georgia
COUNTY OF Fulton
     This instrument was acknowledged before me on October 30, 2006, by Cathy A. Casey, a Managing Director of Wachovia Bank, National Association, a national banking association, on behalf of said association.

/s/ VALRETHA V. BAILEY
Notary Public, in and for
THE STATE OF Georgia
My Commission Expires: 4-14-2007
[Notary Page to Deed of Trust — Wachovia/NNN October 2006]